SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments

December 31, 2020 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡
Directional Equity
Armistice Capital Offshore Fund Ltd. - b	11/01/2020	$10,000,000	$10,688,413	0.37%
Redmile Capital Offshore Fund, Ltd. - b	11/01/2020	15,000,000	17,095,178	0.58
Whale Rock Flagship Fund Ltd - b	11/01/2020	10,000,000	10,342,824	0.35

Total Directional Equity		35,000,000	38,126,415	1.30

Directional Macro
AHL (Cayman) SPC - Class A1 - a	05/01/2020	5,000,000	5,224,510	0.18
NYDIG Institutional Bitcoin Fund LP - a,h	12/11/2020	126,300,000	196,906,628	6.71

Total Directional Macro		131,300,000	202,131,138	6.89

Event Driven
400 Capital Credit Opportunities Fund LP - b,e	11/01/2014	27,202,459	38,776,919	1.32
400 Capital Credit Opportunities Fund Ltd. - b,e	04/01/2016	49,592,321	67,902,667	2.32
AG Mortgage Value Partners, L.P. - b,e	10/01/2018	174,757,278	188,120,726	6.42
AG Mortgage Value Partners, Ltd. - b,e	02/01/2019	68,213,904	71,891,676	2.45
Axonic Credit Opportunities Fund L.P. - b	08/01/2011	59,427,128	74,772,650	2.55
Axonic Credit Opportunities Overseas Fund, Ltd. - b	08/01/2011	62,654,935	76,141,905	2.60
Bayview Liquid Credit Strategies Domestic, L.P. - b,e	11/01/2017	13,050,000	12,607,980	0.43
Bayview Liquid Credit Strategies Offshore, L.P. - b,e	09/01/2017	67,452,842	64,716,519	2.21
Canyon Balanced Fund L.P. - b,e	04/01/2020	165,375,000	205,882,213	7.02
CQS ABS Feeder Fund Ltd - b	04/01/2019	104,721,830	114,573,652	3.91
Galton Mortgage Strategies Offshore Fund, Ltd. - b,e	07/01/2018	36,023,395	37,095,568	1.27
Galton Mortgage Strategies Onshore Fund, L.P. - b,e	07/01/2018	25,837,188	26,447,199	0.90
GoldenTree Offshore Fund, Ltd. - Side pocket 8 - d	01/01/2013	376,883	1,269,187	0.04
Marathon European Credit Opportunity Fund II LP - c	02/01/2014	12,093,588	18,306,020	0.62
Medalist Partners Harvest Fund Ltd - d	07/01/2017	77,869,876	45,038,587	1.54
Medalist Partners Harvest Fund, LP - d	08/01/2016	55,101,372	35,167,155	1.20
Mudrick Distressed Opportunity Fund, L.P. - b,e	09/01/2019	50,000,000	51,677,256	1.76
Oaktree Value Opportunities (Cayman) Fund, Ltd. - b,g	05/07/2020	100,000,000	112,619,024	3.84
Seer Capital Partners Fund L.P. - b	01/01/2012	126,582,885	167,993,910	5.73
Seer Capital Partners Offshore Fund II Ltd. - b,g	01/01/2020	100,000,000	90,423,547	3.08
Seer Capital Partners Offshore Fund Ltd. - b	01/01/2016	8,134,859	10,240,216	0.35
SMS Ltd.-Class L Band 2Y - f,g	04/01/2019	506,116	675,382	0.02
Sola 1-Class L Band 2Y - f,g	04/01/2019	8,834,692	11,796,967	0.40
Solus LLC - Class L Band 2Y - f,g	04/01/2019	4,298,637	5,740,113	0.20
Third Point Hellenic Recovery US Feeder Fund, L.P. - c	05/01/2013	20,761,376	30,499,089	1.04
Third Point Offshore Fund, Ltd. - b	09/01/2020	134,067,626	153,911,948	5.25

Total Event Driven		1,552,936,190	1,714,288,075	58.47

Relative Value
Context Partners Fund, L.P. - b	02/01/2019	33,750,000	43,493,160	1.48
Hildene Opportunities Fund II, L.P. - b,g	04/01/2017	54,375,000	68,203,126	2.33
Hildene Opportunities Offshore Fund II, Ltd. - b,g	04/01/2017	67,725,000	87,376,867	2.98
Linden Investors LP - b,e	01/01/2015	129,858,462	187,333,844	6.39

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Schedule of Investments (continued)

December 31, 2020 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)
Relative Value (continued)
Metacapital Mortgage Opportunities Fund, L.P. Class B - b,e	11/01/2011	$7,578,903		$7,605,064	0.26%
Metacapital Mortgage Opportunities Fund, Ltd. Class E - b,e	12/01/2011	22,798,189		24,764,351	0.85
Millennium International, Ltd. - b,e	08/01/2015	17,405,349		27,927,785	0.95
Point72 Capital International, Ltd. - b,e	06/01/2020	250,000,000		280,281,848	9.56

Total Relative Value		583,490,903		726,986,045	24.80

Total Investments in Investment Funds - *		$2,302,727,093	†	$2,681,531,673	91.46

Other Assets, less Liabilities				250,489,116	8.54

Shareholders’ Capital				$2,932,020,789	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Redemptions permitted monthly.
b	Redemptions permitted quarterly.
c	Term vehicles with multi-year hard lock, subject to periodic distributions. The Company held $48,805,109 (1.82% of total Investments in Investment Funds) of term vehicles at December 31, 2020.
d

Illiquid, redeemable only when underlying investment is realized or converted to regular interest in Investment Fund. The Company held $81,474,929 (3.04% of total Investments in Investment Funds) of illiquid investments at December 31, 2020.

e	As of December 31, 2020, subject to gated redemptions (these are investor-level percentage limitations on redemption).
f	Redemptions permitted semi-annually.
g	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
h

The Investment Fund is held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), a wholly-owned subsidiary of the Company. The Investment Fund held by the Sub-Fund represents 7.34% of the total Investments in Investment Funds.

‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2020, as computed for federal tax purposes, were as follows:

Aggregate cost	$2,899,230,445

Gross unrealized appreciation	$393,614,462
Gross unrealized depreciation	(611,313,234)

Net unrealized depreciation	$(217,698,772)

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments

December 31, 2020 (Unaudited)

1.	Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge Multi-Adviser Hedge Fund Portfolios LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of December 31, 2020, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at December 31, 2020

Investments in Investment Funds	$—	$—	$—	$2,681,531,673	$2,681,531,673

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2020 (Unaudited)

The Company’s investments in Investment Funds for which fair value is measured using NAV per share as a practical expedient, in the amount of $2,681,531,673 have not been categorized in the fair value hierarchy. This amount includes $196,906,628 held by SkyBridge Multi-Adviser Hedge Fund Portfolios Sub-Fund I Ltd. (the “Sub-Fund”), which was organized as an exempted Cayman Islands limited liability company on December 9, 2020 and is a wholly owned subsidiary of the Company.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2020 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Equity funds take long and short stock positions. The manager may attempt to profit from both long and short stock positions independently, or profit from the relative outperformance of long positions against short positions. The stock picking and portfolio construction process is usually based on bottom-up fundamental stock analysis, but may also include top-down macro-based views, market trends and sentiment factors. Directional equity managers may specialize by region (e.g., global, U.S., Europe or Japan) or by sector. No assurance can be given that the managers will be able to correctly locate profitable trading opportunities, and such opportunities may be adversely affected by unforeseen events. In addition, short selling creates the risk of loss if the security that has been sold short appreciates in value. 100 percent of the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 60 day notice period.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy have monthly liquidity, subject to a 5 to 30 day notice period.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 60 to 90 day notice period. Investment Funds in this strategy, representing approximately 5 percent of the Investment Funds in

SkyBridge Multi-Adviser Hedge Fund Portfolios LLC

Notes to Schedule of Investments (continued)

December 31, 2020 (Unaudited)

this strategy are illiquid or side pocket investments with suspended redemptions. Approximately 13 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months to 24 months. Approximately 3 percent in this strategy are term vehicles with multi-year hard locks subject to periodic distributions. Approximately 45 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 34 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have quarterly liquidity, subject to a 45 to 90 day notice period. Approximately 73 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. Approximately 21 percent of the Investment Funds in this strategy are subject to hard lock up provisions to be lifted after 12 months. The remaining approximately 6 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.